Exhibit 10(qq)

JOINDER

JOINDER NO. 3 dated as of October 5, 2023 (this “Joinder”) to (i) the FIRST LIEN INTERCREDITOR AGREEMENT dated as of October 31, 2019 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “First Lien Intercreditor Agreement”) among HOVNANIAN ENTERPRISES, INC. (“Hovnanian”), K. HOVNANIAN ENTERPRISES, INC. (the “Company”), certain of their subsidiaries, WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacities as the First Lien Collateral Agents (as defined therein), the First Lien Representatives (as defined therein) and the Joint First Lien Collateral Agent (as defined therein) and (ii) the FIRST LIEN COLLATERAL AGENCY AGREEMENT dated as of October 31, 2019 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “First Lien Collateral Agency Agreement” and, together with the First Lien Intercreditor Agreement, the “Joined Agreements”) among Hovnanian, the Company, certain of their subsidiaries, WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacities as the First Lien Collateral Agents and the Joint First Lien Collateral Agent (as defined therein).

A.         Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the First Lien Intercreditor Agreement.

B.         As a condition to the ability of the Company, Hovnanian and their subsidiaries to incur Refinancing Indebtedness and to secure such Refinancing Indebtedness with the liens and security interests created by the documents governing such Refinancing Indebtedness, the trustee in respect thereof is required to become a First Lien Representative and the collateral agent in respect thereof is required to become a First Lien Collateral Agent and is required to become subject to and bound by, the First Lien Intercreditor Agreement and First Lien Collateral Agency Agreement. Section 8.2(b) of the First Lien Intercreditor Agreement and Section 4.05(b) of the First Lien Collateral Agency Agreement each provides that such trustee may become a First Lien Representative and such collateral agent may become a First Lien Collateral Agent pursuant to the execution and delivery by the trustee and the collateral agent of this Joinder to each of the Joined Agreements in the form attached to each thereto as Exhibit 1 and the satisfaction of the other conditions set forth in Section 8.2(b) of the First Lien Intercreditor Agreement and Section 4.05(b) of the First Lien Collateral Agency Agreement. The undersigned trustee (the “New Representative”) and collateral agent (the “New Collateral Agent”) are executing this Joinder in accordance with the requirements of the First Lien Intercreditor Agreement and First Lien Collateral Agency Agreement.

Accordingly, the New Representative and the New Collateral Agent agree as follows:

SECTION 1.         In accordance with Section 8.2(b) of the First Lien Intercreditor Agreement and Section 4.05(b) of the First Lien Collateral Agency Agreement, the New Representative and the New Collateral Agent by their signatures below (i) shall become a First Lien Representative and a First Lien Collateral Agent respectively, under, and the related Refinancing Indebtedness and First Lien Noteholder Claims become subject to and bound by, the Joined Agreements with the same force and effect as if the New Representative and New Collateral Agent had originally been named therein as a First Lien Representative and a First Lien Collateral Agent, respectively, and hereby agree to all the terms and provisions of the Joined Agreements applicable to them as First Lien Representative and First Lien Collateral Agent, respectively, become subject to and bound by, the Joined Agreements with the same force and effect as if the New Representative and New Collateral Agent had originally been named therein as a First Lien Representative and a First Lien Collateral Agent, respectively, and hereby agree to all the terms and provisions of the Joined Agreements applicable to them as a First Lien Representative and First Lien Collateral Agent, respectively.

SECTION 2         Each of the New Representative and New Collateral Agent represents and warrants to each other First Lien Collateral Agent, each other First Lien Representative, the Joint First Lien Collateral Agent and the other First Lien Claimholders, individually, that (i) it has full power and authority to enter into this Joinder, in its capacity as trustee and collateral agent, respectively, (ii) this Joinder has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, and (iii) the First Lien Documents relating to the Refinancing Indebtedness provide that, upon the New Representative’s and the New Collateral Agent’s entry into this Joinder, the First Lien Noteholder Claims represented by them will be subject to and bound by the provisions of the First Lien Intercreditor Agreement.

SECTION 3.         The Class of Refinancing Indebtedness shall be 8.0% Senior Secured 1.125 Lien Notes due 2028, which shall constitute Junior Lien Claims to the Senior Credit Agreement Claims and Senior Lien Claims to the 1.25 Lien Claims and the Class of Additional First Lien Indebtedness previously joined to the Joined Agreements pursuant to (x) that certain Joinder No. 1, dated as of December 10, 2019, by and among Wilmington Trust, National Association, in its capacity as Notes Trustee for the holders of the 1.75 Lien Notes Obligations, as New Representative, and the other institutions party thereto and (y) that certain Joinder No. 2, dated as of December 10, 2019, by and among Wilmington Trust, National Association, in its capacity as Administrative Agent for the holders of the 1.75 Lien Loan Obligations, as New Representative, and the other institutions party thereto.

SECTION 4.         This Joinder may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder shall become effective when the Joint First Lien Collateral Agent, each First Lien Collateral Agent and First Lien Representative shall have received a counterpart of this Joinder that bears the signatures of the New Representative and the New Collateral Agent. Delivery of an executed signature page to this Joinder by facsimile transmission or other electronic means shall be effective as delivery of a manually signed counterpart of this Joinder.

SECTION 5.         Except as expressly supplemented hereby, each of the First Lien Intercreditor Agreement and the First Lien Collateral Agency Agreement shall remain in full force and effect.

SECTION 6.         THIS JOINDER, AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS JOINDER (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS).

SECTION 7.         Any provision of this Joinder that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Joined Agreements, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to those of the invalid, illegal or unenforceable provisions.

SECTION 8.         All communications and notices hereunder shall be in writing and given as provided in Section 8.7 of the First Lien Intercreditor Agreement. All communications and notices hereunder to the New Representative and the New Collateral Agent shall be given to them at their respective addresses set forth below their signatures hereto.

SECTION 9.         Sections 8.8 and 8.18 of the First Lien Intercreditor Agreement are hereby incorporated herein by reference as if fully set forth herein.

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IN WITNESS WHEREOF, the New Representative and New Collateral Agent have duly executed this Joinder to the First Lien Intercreditor Agreement as of the day and year first above written.

New Representative

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely in its capacity as trustee for the 1.125 Lien Noteholders

By:         /s/ Nedine P. Sutton

Name: Nedine P. Sutton

Title: Vice President

Address for notices:

246 Goose Lane, Suite 105
Guilford, CT 06437
attention of: K. Hovnanian Notes Administrator
Telecopy: 203-543-1183

New Collateral Agent

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely in its capacity as collateral agent for the 1.125 Lien Noteholders

By:         /s/ Nedine P. Sutton

Name: Nedine P. Sutton

Title: Vice President

Address for notices:

246 Goose Lane, Suite 105
Guilford, CT 06437
attention of: K. Hovnanian Notes Administrator
Telecopy: 203-543-1183

Receipt acknowledged by:

Senior Credit Agreement Collateral Agent

WILMINGTON TRUST, NATIONAL ASSOCIATION

not in its individual capacity but solely in its capacity as Senior Credit Agreement Collateral Agent and Senior Credit Agreement Administrative Agent

By: /s/ Nedine P. Sutton

Name: Nedine P. Sutton

Title: Vice President

1.25 Lien Trustee

WILMINGTON TRUST, NATIONAL ASSOCIATION

not in its individual capacity but solely in its capacity as 1.25 Lien Trustee after giving effect to Joinder No. 3, dated as of the date hereof, to the First Lien Intercreditor Agreement and the First Lien Collateral Agency Agreement

By: /s/ Nedine P. Sutton

Name: Nedine P. Sutton

Title: Vice President

1.25 Lien Collateral Agent

WILMINGTON TRUST, NATIONAL ASSOCIATION

not in its individual capacity but solely in its capacity as 1.25 Lien Collateral Agent after giving effect to Joinder No. 3, dated as of the date hereof, to the First Lien Intercreditor Agreement and the First Lien Collateral Agency Agreement

By: /s/ Nedine P. Sutton

Name: Nedine P. Sutton

Title: Vice President

1.75 Lien Trustee

WILMINGTON TRUST, NATIONAL ASSOCIATION

not in its individual capacity but solely in its capacity as 1.75 Lien Trustee

By: /s/ Nedine P. Sutton

Name: Nedine P. Sutton

Title: Vice President

1.75 Lien Collateral Agent

WILMINGTON TRUST, NATIONAL ASSOCIATION

not in its individual capacity but solely in its capacity as 1.75 Lien Collateral Agent

By: /s/ Nedine P. Sutton

Name: Nedine P. Sutton

Title: Vice President

Joint First Lien Collateral Agent

WILMINGTON TRUST, NATIONAL ASSOCIATION

not in its individual capacity but solely in its capacity as Joint First Lien Collateral Agent

By: /s/ Nedine P. Sutton

Name: Nedine P. Sutton

Title: Vice President